UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) December 22, 2009

ENDEAVOR EXPLORATIONS INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-52958	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 601, 980 Cooperage Way, Vancouver, British Columbia		V6B 0C3
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (206) 338-2649

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

On December 16, 2009, Endeavor issued a convertible promissory note in the principal amount of $82,500 in favor of Blue Cove Holdings Inc. (the “Blue Note”)  The Blue Note is convertible at the option of Blue Cove Holdings Inc. at a conversion price of $0.05 per share.  The Blue Note is non-interest bearing, unsecured and is payable on demand.  As consideration for the issuance of the Blue Note, Blue Cove Holdings Inc. agreed to advance a further $7,500 to Endeavor and to the combination of all previous loans in the aggregate of $75,000 into the Blue Note payable pursuant to the terms and conditions provided in the Blue Note.  See Exhibit 10.5 – Promissory Note for more details.

Also, on December 16, 2009, Endeavor issued a convertible promissory note in the principal amount of $141,000 in favor of Tiger Ventures Group, Ltd. (the “Tiger Note”)  The Tiger Note is convertible at the option of Tiger Ventures Group, Ltd. at a conversion price of $0.05 per share.  The Tiger Note is non-interest bearing, unsecured and is payable on demand.  As consideration for the issuance of the Tiger Note, Tiger Ventures Group, Ltd. agreed to advance a further $7,500 to Endeavor and to the combination of all previous loans in the aggregate of $133,500 into the Tiger Note payable pursuant to the terms and conditions provided in the Tiger Note.  See Exhibit 10.6 – Promissory Note for more details.

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Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.5 and Exhibit 10.6, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.5 and Exhibit 10.6 is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
10.5	Promissory Note dated December 16, 2009 given to Blue Cove Holdings Inc. by Endeavor Explorations Inc.	Included
10.6	Promissory Note dated December 16, 2009 given to Tiger Ventures Group, Ltd. by Endeavor Explorations Inc.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Endeavor Explorations Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

ENDEAVOR EXPLORATIONS INC.

Dated:  December 22, 2009                                                                           By:    /s/ Belkis Jimenze Rivero
Belkis Jimenez Rivero – Director and CEO

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Exhibit 10.5

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Convertible Promissory Note

December 16, 2009 US$82,500

TO:           Blue Cove Holdings Inc. of # 4 Beaufort Road, Nassau, Bahamas (the “Creditor”)

WHEARAS:

A.	Endeavor Explorations Inc is indebted to the Creditor in the amount of $75,000 for the aggregate funds that the Creditor previously advanced to Endeavor;

B.	as consideration for a further advance of $7,500, Endeavor agrees to combine all previous indebtedness into this Note payable pursuant to the terms and conditions provided in this Note;

Endeavor Explorations Inc. of 980 Cooperage Way, Suite 601, Vancouver, British Columbia, V6B 0C3 (“Endeavor”), promises to pay to the Creditor, at the address specified above, the principal amount specified below (the “Principal”).

The following are the terms and conditions of the Note:

1.	Principal amount:	$82,500 due and payable from Endeavor to the Creditor.

2.	Maturity date:	This Note will be payable on demand.

3.	Interest:	No interest will accrue on the outstanding amount.

4.	Conversion:
At any time prior to the date that the Principal is repaid, the Creditor, at its sole option, may convert a portion or all of the Principal outstanding into shares of common stock in the capital stock of Endeavor (the “Shares”).  Each $0.05 of Principal outstanding may be converted into one Share.

5.	Currency:	All funds and dollar amounts referred to in this Note are in the lawful currency of the United States of America.

6.	Jurisdiction:	This Note will be interpreted in accordance with the laws in effect from time to time in the Province of British Columbia.

7.	Resale Restrictions:	If the Creditor chooses to convert the Principal into Shares pursuant to paragraph 4, the Creditor agrees and acknowledges that it will comply with all securities laws relating to resale restrictions.

IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

Endeavor Explorations Inc.

Per:           /s/ Belkis Jimenez Rivero
_______________________________
Belkis Jimenez Rivero
CEO & President

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Exhibit 10.6

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Convertible Promissory Note

December 16, 2009 US$141,000

TO:           Tiger Ventures Group, Ltd. of 35 New Road, Belize City, Belize (the “Creditor”)

WHEARAS:

A.	Endeavor Explorations Inc is indebted to the Creditor in the amount of $133,500 for the aggregate funds that the Creditor previously advanced to Endeavor;

B.	as consideration for a further advance of $7,500, Endeavor agrees to combine all previous indebtedness into this Note payable pursuant to the terms and conditions provided in this Note;

Endeavor Explorations Inc. of 980 Cooperage Way, Suite 601, Vancouver, British Columbia, V6B 0C3 (“Endeavor”), promises to pay to the Creditor, at the address specified above, the principal amount specified below (the “Principal”).

The following are the terms and conditions of the Note:

1.	Principal amount:	$141,000 due and payable from Endeavor to the Creditor.

2.	Maturity date:	This Note will be payable on demand.

3.	Interest:	No interest will accrue on the outstanding amount.

4.	Conversion:
At any time prior to the date that the Principal is repaid, the Creditor, at its sole option, may convert a portion or all of the Principal outstanding into shares of common stock in the capital stock of Endeavor (the “Shares”).  Each $0.05 of Principal outstanding may be converted into one Share.

5.	Currency:	All funds and dollar amounts referred to in this Note are in the lawful currency of the United States of America.

6.	Jurisdiction:	This Note will be interpreted in accordance with the laws in effect from time to time in the Province of British Columbia.

7.	Resale Restrictions:	If the Creditor chooses to convert the Principal into Shares pursuant to paragraph 4, the Creditor agrees and acknowledges that it will comply with all securities laws relating to resale restrictions.

IN WITNESS WHEREOF this Promissory Note has been executed as of the day and year first above written.

Endeavor Explorations Inc.

Per:           /s/ Belkis Jimenez Rivero
_______________________________
Belkis Jimenez Rivero
CEO & President

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